EXHIBIT 10.6

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into as of September 25, 2017, by and between each party listed as a “Seller” on the signature pages attached hereto and made a party hereof (individually or collectively, as the context requires, “Seller”), each party listed as “Existing Operator” on the signature pages attached hereto and made a party hereof (individually or collectively, as the context requires, “Existing Operator”), and GAHC4 Central FL Senior Housing Portfolio, LLC (“Purchaser”).
WHEREAS, Seller, Existing Operator and Purchaser entered into that certain Purchase and Sale Agreement dated as of August 2, 2017 (as the same has been or may hereafter be amended or modified, the “PSA”);
WHEREAS, Seller, Existing Operator and Purchaser amended the PSA pursuant to that certain First Amendment to Purchase and Sale Agreement, dated as of September 18, 2017; and
WHEREAS, Seller, Existing Operator and Purchaser each now desire to further amend the PSA in accordance with the terms of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. All capitalized terms used and not defined herein shall have the meanings given to such terms in the PSA.
2.    Certain Repairs. The PSA is hereby amended by adding the following to Section 11.3 of the PSA, immediately after the final sentence thereof:
“Seller hereby agrees that it shall promptly commence those Repairs identified on Schedule 11.3, and that it shall pursue with commercially reasonable diligence the completion and installation of same to the extent practicable prior to Closing, all at Seller’s sole cost and expense, provided that Seller’s liability for such cost and expense under the Agreement and for the Repairs under the Separate PSA shall not, in the aggregate, exceed $250,000. If as of the Closing Seller has funded less than $250,000 to complete the aggregate Repairs referenced on Schedule 11.3 of the Agreement and the Separate PSA, then at Closing (a) Purchaser shall receive a credit against the Purchase Price (to be allocated with respect to the applicable Facility) in an amount equal to $250,000 less the amount actually funded by Seller therefor, (b) Seller and/or Existing Operator (as appropriate) shall assign to Purchaser or Purchaser’s designee, and Purchaser or its designee (as applicable) shall assume, the contract(s) entered into by Seller and/or Existing Operator with respect to the completion of the Repairs, and (c) Seller and/or Existing Operator shall deliver to Purchaser commercially reasonable evidence demonstrating the Repairs completed as of Closing, the payment of amounts owed to third parties with respect thereto, and the waiver of liens in connection therewith. Robert W. Hooper, a Vice President with American Healthcare Investors, LLC, shall serve as Purchaser’s representative in connection with the Repairs. Prior to commencing or paying the cost of any item of Repair, Seller and/or Existing Operator shall submit to Mr. Hooper the name of each third-party performing a Repair item, the proposed agreement between Seller and/or Existing Operator and said party and all payment requests received pursuant thereto, and Mr. Hooper, shall promptly review same on behalf of Purchaser and notify Seller in writing of Purchaser’s approval or comments with respect thereto. Neither Seller nor Existing Operator shall proceed with or pay the cost of a Repair unless and until it receives from Purchaser, through Mr. Hooper as its authorized representative, Purchaser’s written authorization. Additionally, each Seller and Existing Operator shall provide Mr. Hooper with weekly updates regarding the status of Repair work being performed. No consent or approval required of Purchaser pursuant to this Section shall be unreasonably withheld, conditioned or delayed.”
3.    Certain Schedules. The PSA is hereby amended to affix a new Schedule 11.3 thereto in the form attached hereto as Exhibit A.
4.    Generator. (a) Pursuant to Emergency Rule 58AER17-1 entitled “Procedures Regarding Emergency Environmental Control for Assisted Living Facilities” (the “Rule”) adopted by the Florida Department of Elder Affairs (the “FDEA”), the FDEA has required that assisted living facilities, such as the Facilities, have sufficient emergency generator power available to ensure that the Facilities maintain ambient air temperatures at levels specified in the Rule if there is a loss of electrical power. The Rule requires the submission to FDEA of a detailed plan meeting the criteria stated in the Rule by October 31, 2017 (the “Plan”).
(b)     Seller and Existing Operator each hereby agree that they shall submit a draft of the Plan and the estimated costs (including for generators and fuel) related thereto, to Purchaser and obtain Purchaser’s approval, not to be unreasonably withheld, conditioned or delayed, before submitting same to FDEA. Seller and Existing Operator also shall promptly deliver to Purchaser a copy of all written communications sent to and received from FDEA in connection with the approval and implementation of the Plan. Purchaser shall also approve any modification to the Plan and the initial estimate of related costs, which approval shall not be unreasonably withheld, conditioned or delayed, before Seller and Existing Operator submit the same to FDEA.
(c)     Prior to Closing, Seller shall use commercially reasonable efforts to timely comply with the requirements of the Rule and to implement the FDEA-approved Plan to the extent practicable prior to Closing and shall fund the related costs to the extent due prior to Closing. Purchaser also shall have the right to review and approve the contract for the generator purchase and installation before Seller and/or Existing Operator execute same, approval, not to be unreasonably withheld, conditioned or delayed.
(d)     At Closing, if Seller has paid amounts pursuant to the foregoing clause (c) in excess of one-half of the estimated costs of implementing the FDEA-approved Plan, as determined in connection with the submission of the Plan (the “Final Estimate”), then Purchaser shall reimburse Seller for such excess. If as of Closing Seller has funded less than one-half of the Final Estimate to implement the FDEA-approved Plan, then at Closing Purchaser shall receive a credit against the Purchase Price (to be allocated with respect to the applicable Facility) in an amount equal to the difference between one-half of the Final Estimate and the amount funded by the Seller prior to Closing to implement the FDEA-approved Plan. In the event that Seller and Existing Operator have not fully implemented the FDEA-approved Plan prior to Closing, (i) Seller and/or Existing Operator (as appropriate) shall assign to Purchaser or Purchaser’s designee, and Purchaser or its designee (as applicable) shall assume, the contract(s)

entered into by Seller and/or Existing Operator with respect to the completion of the generator work, and (ii) Seller and/or Existing Operator shall deliver to Purchaser commercially reasonable evidence demonstrating the generator work completed as of Closing, the payment of amounts owed to third parties with respect thereto, and the waiver of liens in connection therewith.
(e)    Mr. Hooper shall serve as Purchaser’s representative in connection with the generator work and compliance with the Rule as provided in this Section 4. All requests for Purchaser consent or approval specified in this Section shall be submitted to Mr. Hooper. Seller and/or Existing Operator shall keep Mr. Hooper reasonably well informed regarding the progress of the work contemplated by this Section 4, and shall provide updates regarding the status of such work no less frequently than weekly. Seller, Existing Operator and Purchaser shall work collaboratively to satisfy the requirements of this Section 4.
5.    Except as expressly modified hereby, the terms of the PSA are hereby ratified and shall remain in full force and effect, enforceable in accordance with its terms.
6.    This Amendment may be executed in a number of identical counterparts. Signatures may be delivered by facsimile or electronic delivery, and such signatures shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.
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NOW, THEREFORE, the parties hereto have executed this Amendment as of the date first set forth above.

SELLER:

NIC 4 BAYSIDE TERRACE OWNER LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

NIC 4 BALMORAL OWNER LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

NIC 4 BRADENTON OAKS OWNER LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

NIC 4 THE GRANDE OWNER LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

NIC 4 SPRING OAKS OWNER LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

EXISTING OPERATOR:

NIC 4 BAYSIDE TERRACE LEASING, LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

NIC 4 BALMORAL LEASING, LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

NIC 4 BRADENTON OAKS LEASING, LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

NIC 4 THE GRANDE LEASING, LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

NIC 4 SPRING OAKS LEASING, LLC,
a Delaware limited liability company

By:	/s/ Ivy Hernandez
Name:	Ivy Hernandez
Title	Vice President

PURCHASER:

GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

By:	/s/ Stefan Oh
Name:	Stefan K.L. Oh
Title:	Authorized Signatory

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